Filed pursuant to Rule 497(e)
Securities Act File No. 33-84762
WT MUTUAL FUND
WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND
WILMINGTON BROAD MARKET BOND FUND
WILMINGTON MUNICIPAL BOND FUND
WILMINGTON SHORT-TERM BOND FUND
Investor and Institutional Shares

Supplement dated September 20, 2006 to the Institutional Shares Prospectus dated November 1, 2005 and the Investor Shares Prospectus dated December 20, 2005.
     The “Fund Managers” section on page 22 of the Institutional Shares Prospectus and on pages 19 and 20 of the Investor Shares Prospectus is deleted in its entirety and replaced with the following:

FUND MANAGERS

     Clayton M. Albright, III, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate-Term Bond, Broad Market Bond and Short-Term Bond Funds. Mr. Albright has been affiliated with Wilmington Trust Corporation since 1976 and with RSMC since 1987. Since 1987, he has specialized in the management of intermediate and long-term fixed income funds.
     Dominick J. D’Eramo, CFA, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond, Broad Market Bond and Short-Term Bond Funds. Mr. D’Eramo has been affiliated with Wilmington Trust Corporation since 1986 and with RSMC since 1987 as a fixed income trader. He was promoted to portfolio manager in 1990.
     Lisa More, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Municipal Bond Fund. Ms. More has been affiliated with Wilmington Trust Corporation since 1988 and with RSMC since 1990. Since 1990, she has specialized in the management of municipal income funds.
     Scott Edmonds, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Municipal Bond Fund. Mr. Edmonds has been affiliated with Wilmington Trust Corporation and RSMC since 1989 as an assistant portfolio manager. He was promoted to a portfolio manager in 1991.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.